Exhibit 10.1

Execution Copy

SECOND OMNIBUS AMENDMENT AND AGREEMENT

SECOND OMNIBUS AMENDMENT AND AGREEMENT, dated as of June 27, 2008 (this “Amendment”), in respect of:

(i) the AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 12, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and between TAXI MEDALLION LOAN TRUST I (the “Borrower”) and MERRILL LYNCH COMMERCIAL FINANCE CORP. (the “Lender”); and

(ii) AMENDMENT No. 4, dated as of September 5, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Amendment No. 4”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Amendment No. 4”) to the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrower and the Lender are parties to the Existing Loan Agreement.

The Borrower and the Lender have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be modified as set forth in this Amendment.

Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Maximum Committed Credit” in its entirety and inserting in lieu thereof the following new definition:

““Maximum Committed Credit” shall mean $150,000,000 or such other amount as may be in effect pursuant to Section 2.18 hereof; provided that, beginning on the Term Period Commencement Date and thereafter, “Maximum Committed Credit” shall mean $135,000,000 or such other amount as may be in effect pursuant to Section 2.18 hereof.”

(b) Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Second Omnibus Amendment” shall mean that certain Second Omnibus Amendment and Agreement, dated as of June 27, 2008, to this Agreement, between the Lender and the Borrower.”

““Second Omnibus Amendment Effective Date” shall mean the “Amendment Effective Date, as defined in the Second Omnibus Amendment.”

(c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and inserting in lieu thereof the following new definition:

““Applicable Margin” shall mean (i) for each Advance secured by Eligible Medallion Loans, 1.25%; provided, that, for so long as no Default or Event of Default shall have occurred and be continuing and all of the Preferred Pricing Eligibility Criteria shall be satisfied, “Applicable Margin” shall mean, (i) solely for each Advance secured by Eligible Medallion Loans other than Category III Medallion Loans and Purchased Medallion Loans, 0.75%, (ii) for each Advance secured by Category III Medallion Loans, 1.25% and (iii) for each Advance secured by Purchased Medallion Loans with a loan to value ratio of not more than 85%, 1.00%; provided, further, that beginning on the Term Period Commencement Date and thereafter, “Applicable Margin” shall mean, for all Advances, 2.00%; and provided, further, that if the Maximum Committed Credit has been reduced to $75,000,000 pursuant to Section 2.18 on or before September 12, 2008, then beginning on the date of such reduction and thereafter, “Applicable Margin” shall mean, for all Advances, 1.75%.”

(d) Section 3.01 of the Existing Amendment No. 4 is hereby amended by deleting subsection (e) in its entirety and substituting the following new subsection (e) in lieu thereof:

“(e) Fee. A fee in the amount of $531,250, $500,000 payable to the Lender on the Amendment Effective Date and the remainder payable on the first anniversary of the Amendment Effective Date.”

SECTION 2. Waiver, Consent and Release.

(a) Solely with respect to the Trust Amendment, the Lender hereby agrees to waive Section 7.08 to the Existing Loan Agreement.

(b) Subject to the terms hereof, the Lender (i) consents to the transfer of the Medallion Loans identified on Schedule 1 hereto to Medallion Funding Corp.; and (ii) upon payment of an amount equal to $100,819,781.88 (the “Release Amount”) and pursuant to a release letter, substantially in the form of Annex A hereto (the “Release Letter”), shall release all security interests and liens on the Specified Medallion Loans, the Medallion Loan Documents related thereto and the Medallion Collateral with respect thereto which the Borrower granted to the Lender under the Loan Documents.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

3.01 Documents. On the Amendment Effective Date, the Lender shall have received all of the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Lender.

(b) Fifth Amended and Restated Note. An amended and restated promissory note, substantially in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of the Borrower.

(c) Secretary’s Certificate. A certificate of the Secretary or Assistant Secretary of the Borrower, substantially in the form of Exhibit B hereto, dated as of the date hereof, and

(i) certifying that since the Effective Date of the Existing Loan Agreement there have been no changes to any of the organizational documents delivered pursuant to Section 5.01 of the Existing Loan Agreement,

(ii) attaching a copy of the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment, and the borrowings contemplated under the Loan Agreement,

(iii) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower in the jurisdiction of its organization, and

(iv) certifying as to the incumbency and specimen signature of each officer executing this Amendment on behalf of the Borrower.

(d) Bill of Sale. An executed copy of the Bill of Sale, substantially in the form of Exhibit C hereto, dated as of the date hereof.

(e) Trust Amendment. An executed copy of the Trust Amendment, substantially in the form of Exhibit D hereto, dated as of the date hereof.

(f) Release Letter. An executed copy of the Release Letter, dated as of the date hereof.

(g) Legal Opinion. Legal opinion of internal counsel to the Borrower, in form and substance satisfactory to the Lender.

(h) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

3.02 Release Amount. On the Amendment Effective Date, the Borrower shall have paid to the Lender the Release Amount in immediately available funds.

3.03 No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 4 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

3.04 Fees and Expenses. The Lender hereby waives the Amendment Fee set forth in Section 3.05 of the Loan Agreement, and all costs and expenses incurred by the Lender in connection with the negotiation, preparation and execution of this Amendment, and all other outstanding amounts for which the Borrower is liable pursuant to Section 10.03 of the Loan Agreement, in each case with respect to this Amendment and the Seventh Amendment.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of the representations and warranties contained in Article VI of the Loan Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 6. Override Provision. Notwithstanding any provision in the Loan Agreement or Amendment No. 4 to the contrary, which are hereby pro tanto superseded and modified or replaced mutatis mutandis to the extent of any inconsistency, the provisions in this Amendment shall apply from and after the date hereof until the Termination Date. This Amendment shall be a “Loan Document” for all purposes under the Loan Agreement and the other Loan Documents. This Section 6 shall survive the termination of the Loan Agreement and the repayment in full of all amounts owing to the Lender under the Loan Agreement, the Note, and the other Loan Documents.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer hereunto duly authorized, as of the date first above written.

BORROWER

TAXI MEDALLION LOAN TRUST I

By:	/s/ Andrew M. Murstein
Name:	Andrew M. Murstein
Title:	President

LENDER

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ Joseph Magnus
Name:	Joseph Magnus
Title:	Director

Signature Page to Second Omnibus Amendment and Agreement